SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 20, 2007
                Date of Report (Date of earliest event reported)



                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                    333-42036                   95-4502724
-----------------------------  -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                 N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01 Other Events


SOYO Inc. reported to shareholders today that they have received orders and have shipped and will be shipping orders equaling just over USD $17,000,000 worth of their Prive brand of LCD products.

SOYO announced the Prive Line of LCD TV's in April of 2007 and shipments began in May 2007. The Company currently has new orders totaling USD $11.3 million for the Prive brand of LCD TV's and monitors. The new orders are for delivery starting this month through the end of the year. The Company expects that the Prive line will be responsible for 16-19% of the Company's net revenues in 2007.










SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SOYO GROUP, INC.
                                                       (Registrant)





Date: September 20, 2007                    By:    /s/ MING CHOK
     -------------------                       ---------------------------
                                                   Ming Chok, CEO



Date: September 20, 2007                    By:    /s/ NANCY CHU
     -------------------                       ---------------------------
                                                   Nancy Chu, CFO